Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated May 1, 2023, with respect to the consolidated financial statements of Prenetics Global Limited, incorporated herein by reference and to the reference to our firm under the heading “Experts” in the prospectus.

/s/ KPMG

Hong Kong, China

September 29, 2023

Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated May 1, 2023, with respect to the consolidated financial statements of ACT Genomics Holdings Company Limited, incorporated herein by reference.

/s/ KPMG

Hong Kong, China

September 29, 2023